John Hancock Bond Fund (the “fund”)

Supplement dated November 6, 2013 to the current Prospectuses

In the “Fund summary – Principal investment strategies” section, the first paragraph is hereby revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of its net assets in debt securities rated, at the time of acquisition, below investment-grade (i.e., junk bonds) as low as CC by Standard & Poor’s Ratings Services (S&P) and Ca by Moody’s Investors Service, Inc. (Moody’s), or in unrated securities determined by the fund’s investment advisor or subadvisor to be of comparable credit quality. The fund contemplates that at least 75% of the value of its net assets will be in investment-grade debt securities and cash and cash equivalents. There is no limit on the fund’s average maturity.

In the “Fund details – Principal investment strategies” section, the second paragraph is hereby revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of its net assets in debt securities rated, at the time of acquisition, below investment-grade as low as CC by S&P and Ca by Moody’s, or in unrated securities determined by the fund’s investment advisor or subadvisor to be of comparable credit quality. The fund contemplates that at least 75% of the value of its net assets will be in investment-grade debt securities and cash and cash equivalents. There is no limit on the fund’s average maturity.

You should read this Supplement in conjunction with the Prospectuses and retain it for future reference.